UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 5, 2006
CNL HOTELS & RESORTS, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-24097 (Commission File Number)	59-3396369 (IRS Employer Identification No.)
450 South Orange Avenue, Orlando, Florida 32801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (407) 650-1510
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition.
     On April 5, 2006, CNL Hotels & Resorts, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Current Report on Form 8-K, including the exhibit, is furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits.
(C)	Exhibits
     Exhibit 99.1 Press release, dated April 5, 2006 (Furnished herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC.

Date: April 6, 2006	By:	/s/ Mark E. Patten
	Name:	Mark E. Patten
	Title:	Senior Vice President and Chief Accounting Officer

Exhibit Index
Exhibit 99.1         Press release dated April 5, 2006 (Furnished herewith).